SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               March 14, 2000
                              (Date of Report)

                               March 9, 2000
                     (Date of earliest event reported)


                             GERON CORPORATION
           (Exact name of registrant as specified in its charter)


    Delaware                     0-20859                 75-2287752
(State of Incorporation)    (Commission File No.)       (IRS Employer
                                                        Identification No.)


 230 Constitution Drive
 Menlo Park, California                               94025
 (Address of principal executive offices)           (Zip Code)


     Registrant's telephone number, including area code (650) 473-7700


 Item 5.   Other Events

      We are filing this Current Report on Form 8-K to make generally available certain information regarding the Registrant. A copy of the Registrant's press release announcing the sale of common stock and warrants is set forth in Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.


 Item 7    Financial Statements, Pro Forma Financial Information and
           Exhibits

      (c)  Exhibits

           99.1 Press Release issued by the Registrant on March 10, 2000.


                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                    GERON CORPORATION
                                    (Registrant)


 Date:  March 14, 2000              By: /s/ David L. Greenwood
                                        ------------------------------
                                    Name:  David L. Greenwood
                                    Title: Senior Vice President and
                                           Chief Financial Officer



                               EXHIBIT INDEX

 Exhibit No.              Title

 99.1           Press Release issued by the Registrant on March 10, 2000.